EXHIBIT 99.2

NETWORK CN INC.
Unaudited Pro Forma Condensed Consolidated Financial Information

The unaudited pro forma condensed consolidated balance sheet presents the financial position of Tianma at March 31, 2006 giving effect to the Acquisition as if it had occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2006 and for the year ended December 31, 2005 gives effect the Acquisition as if they had occurred on January 1, 2005.

The unaudited pro forma financial information is presented for information purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the transaction been completed as of the date indicated and is not necessarily indicative of Tianma’ future financial position or results of operations.

The Acquisition will be accounted for under the purchase method of accounting. Under the purchase method of accounting, assets acquired and liabilities assumed are recorded at their estimated fair values. Goodwill is generated to the extent that the consideration exceeds the fair value of net assets acquired. The current allocation of purchase price does not anticipate allocating any amounts to other tangible assets. The final allocation of the excess of purchase price over the fair value of the assets acquired could differ from what is presented herein.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of Tianma, including the related notes thereto, which are filed as Exhibit 99.1 of this Amendment.

NETWORK CN INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 2006

	Historical	Historical			Pro Forma
	Network CN	Guangdong Tianma			Network CN
	Inc. and	International Travel	Pro Forma		Inc. and
	Subsidiaries	Service Co., Ltd.	Adjustments	Notes	Subsidiaries
Current Assets
Cash	$4,783,812	$32,655	$(833,333)	(a)	$3,983,134
Accounts receivable, net	324,874	136,036			460,910
Earnest deposit	1,038,461	-			1,038,461
Prepaid expenses and other current assets	98,881	313,052			411,933
Total Current Assets	6,246,028	481,743			5,894,438
Property and Equipment, Net	32,466	2,241			34,707
Other Assets
Intangible license rights, net	370,860	-			370,860
Goodwill	-	-	872,989	(b)	872,989
Investment held for discontinued operations	2,420,130	-			2,420,130
Total Other Assets	2,790,990	-			3,663,979
Total Assets	$9,069,484	$483,984			$9,593,124

Current Liabilities
Accounts payable and accrued expenses	$583,294	$368,904			$952,198
Deposit received	3,000,000	-			3,000,000
Capital lease payable	9,359	-			9,359
Due to related parties	105,452	-			105,452
Total Current Liabilities	3,698,105	368,904			4,067,009
Long-term Liabilities
Capital lease payable	780	-			780
Total Long-Term Liabilities	780	0			780
Total Liabilities	3,698,885	368,904			4,067,789

Minority Interest			51,786	(c)	51,786

Stockholders' Equity
Preferred Stock, $0.001 par value, 5,000,000 shares	-	-			-
none issued and outstanding
Common Stock, $0.001 par value, 100,000,000 shares
55,542,718 shares issued and outstanding	55,180	-	363	(d)	55,543
Registered capital		314,010	(314,010)	(e)	-
Additional paid-in capital	11,653,745	(5,443)	108,030	(d) (f)	11,756,332
Deferred stock compensation	(35,730)	-			(35,730)
Accumulated deficit	(6,302,596)	(196,342)	196,342	(g)	(6,302,596)
Accumulated other comprehensive income	-	2,855	(2,855)	(h)	-
Total Stockholders' Equity	5,370,599	115,080			5,473,549

Total Liabilities and Stockholders' Equity	$9,069,484	$483,984			$9,593,124

NETWORK CN INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2006

	Historical	Historical				Pro Forma
	Network CN	Guangdong Tianma				Network CN
	Inc. and	International Travel		Pro Forma		Inc. and
	Subsidiaries	Service Co., Ltd.		Adjustment	Notes	Subsidiaries

REVENUE, NET	$189,262	$790,538	$			$979,800

EXPENSES
Cost of tour services		780,690				780,690
Stock issued for services	30,625					30,625
Professional fees	61,180					61,180
Payroll	170,351	6,031				176,382
Other selling, general and administrative	176,948	8,803				185,751
Total Expenses	439,104	795,524		-		1,234,628

LOSS FROM OPERATIONS	(249,842)	(4,986)		-		(254,828)

OTHER INCOME (EXPENSE)
Interest expense	-	(2,219)				(2,219)
Interest income	6,698	1,319				8,017
Other expense	-	-				-
Other income	-	64				64
Total Other Income (Expenses), net	6,698	(836)		-		5,862

LOSS FROM OPERATIONS BEFORE TAXES
AND MINORITY INTEREST	(243,144)	(5,822)		-		(248,966)
Minority interest	1,694	-		2,620	(i)	4,314
Income taxes	(7,372)	-				(7,372)

NET LOSS FROM CONTINUING OPERATIONS	(248,822)	(5,822)		2,620		(252,024)

DISCONTINUED OPERATION
Loss from discontinued operation	-	-		-		-

NET LOSS	$(248,822)	$(5,822)		$2,620		$(252,024)

NET LOSS PER COMMON SHARE - BASIC
Loss per common share from continuing operations	(0.007)					(0.007)
Loss per common share from discontinued operation	-					-
Net loss per common share - basic	$(0.007)					$(0.007)
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	33,698,739			362,500	(j)	34,061,239

NET LOSS PER COMMON SHARE - DILUTED
Loss per common share from continuing operations	(0.007)					(0.007)
Loss per common share from discontinued operation	-					-
Net loss per common share - diluted	$(0.007)					$(0.007)
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	33,698,739			362,500	(j)	34,061,239

NETWORK CN INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

	Historical	Historical			Pro Forma
	Network CN	Guangdong Tianma			Network CN
	Inc. and	International Travel	Pro Forma		Inc. and
	Subsidiaries	Service Co., Ltd.	Adjustment	Notes	Subsidiaries

REVENUE, NET	$894,263	$4,898,517	$		$5,792,780

EXPENSES
Cost of tour services		4,845,689			4,845,689
Stock issued for services	632,997	-			632,997
Professional fees	445,452	10,746			456,198
Payroll	570,972	-			570,972
Management fees	30,769	-			30,769
Other selling, general and administrative	802,126	80,518			882,644
Total Expenses	2,482,316	4,936,953	-		7,419,269

LOSS FROM OPERATIONS	(1,588,053)	(38,436)	-		(1,626,489)

OTHER INCOME (EXPENSE)
Interest expense	-	(6,235)			(6,235)
Interest income	387	5,552			5,939
Other expense	-	(1,387)			(1,387)
Other income	13,951	-			13,951
Total Other Income (Expenses), net	14,338	(2,070)	-		12,268

LOSS FROM OPERATIONS BEFORE TAXES
AND MINORITY INTEREST	(1,573,715)	(40,506)	-		(1,614,221)
Minority interest	365	-	18,228	(i)	18,593
Income taxes	(29,182)	-			(29,182)

NET LOSS FROM CONTINUING OPERATIONS	(1,602,532)	(40,506)	18,228		(1,624,810)

DISCONTINUED OPERATION
Loss from discontinued operation	(448,923)	-	-		(448,923)

NET LOSS	$(2,051,455)	$(40,506)	$18,228		$(2,073,733)

NET LOSS PER COMMON SHARE - BASIC
Loss per common share from continuing operations	(0.07)				(0.07)
Loss per common share from discontinued operation	(0.02)				(0.02)
Net loss per common share - basic	$(0.09)				$(0.09)
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	21,749,484		362,500	(j)	22,111,984

NET LOSS PER COMMON SHARE - DILUTED
Loss per common share from continuing operations	(0.07)				(0.07)
Loss per common share from discontinued operation	(0.02)				(0.02)
Net loss per common share - diluted	$(0.09)				$(0.09)
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	21,785,213		362,500	(j)	22,147,713

NETWORK CN INC.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Note 1 – Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet assumes that the Acquisition occurred on March 31, 2006.

The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2006 and for the year ended December 31, 2005 gives effect the Acquisition as if they had occurred on January 1, 2005.

There are no material differences among the accounting policies of the Company and Tianma.

Note 2 – Pro forma adjustments

The pro forma adjustments are based on the Company’s estimates of the value of the tangible and intangible assets acquired. Under purchase accounting, the total acquisition cost will be allocated to Tianma’s assets and liabilities based on their relative fair values. For the purpose of this pro forma analysis, the purchase price has been allocated based on a preliminary estimate of the fair value of assets and liabilities to be acquired. The final allocation, which will be determined subsequent to the closing of the acquisition, may be different from those reflected herein.

Purchase price to be settled by:

Share consideration
362,500 shares of Network CN Inc. at $0.284	$102,950
Cash consideration	833,333
Total consideration	$936,283

Allocation to fair value of net assets acquired:

Cash	$32,655
Accounts receivable	136,036
Prepayments and other current assets	313,052
Property and Equipment	2,241
Liabilities assumed	(368,904)
Minority interest	(51,786)
Goodwill	872,989
$936,283

(a)	Reflects cash consideration.
(b)	Reflects goodwill from acquisition.
(c)	Reflects share of net assets value by minority.
(d)	Reflects share consideration.
(e)	Eliminates Tianma’ historical registered capital.
(f)	Eliminates Tianma’s historical additional paid-in capital.
(g)	Eliminates Tianma’s historical accumulated deficit.
(h)	Eliminates Tianma’s historical accumulated other comprehensive income.
(i)	Reflects share of operation results by minority.
(j)	Reflects the 362,500 shares issued by Network CN Inc. in this transaction.